UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 18, 2003

                            SCHICK TECHNOLOGIES, INC.

             (Exact Name of Registrant as Specified in its Charter)

State of Delaware                    000-22673               11-3374812
(State or other jurisdiction         (Commission             (IRS Employer
of incorporation)                    File Number)            Identification No.)

                                30-00 47th Avenue
                        Long Island City, New York 11101

               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (718) 937-5765


         --------------------------------------------------------------
                       (Former Name or Former Address, if
                           Changed Since Last Report)

ITEM 5. OTHER EVENTS

      On November 18, 2003, Schick Technologies, Inc. issued a press release announcing that the Securities and Exchange Commission has filed a civil action in the U.S. District Court for the Eastern District of New York against the Company, its chairman and chief executive officer, David Schick, and a former director and vice president of sales and marketing, Fred Levine. A copy of this press release is attached hereto as Exhibit 99.1.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SCHICK TECHNOLOGIES, INC.
                                              -------------------------
                                                    (Registrant)


Date:    November 18, 2003
                                              By: /s/ David B. Schick
                                                  ---------------------------
                                                      David B. Schick
                                                      Chief Executive Officer